Exhibit (h.6)

Schedule A

Funds

iShares, Inc.

iShares Asia/Pacific Dividend 30 Index Fund

iShares Core MSCI Emerging Markets ETF

iShares Emerging Markets Corporate Bond Fund

iShares Emerging Markets Dividend Index Fund

iShares Emerging Markets High Yield Bond Fund

iShares Emerging Markets Local Currency Bond Fund

iShares Global ex USD High Yield Corporate Bond Fund

iShares Global High Yield Corporate Bond Fund

iShares Latin America Bond Fund

iShares MSCI All Country World Minimum Volatility Index Fund
iShares MSCI Australia Index Fund
iShares MSCI Austria Capped Investable Market Index Fund (formerly known as iShares MSCI Austria Investable Market Index Fund)
iShares MSCI Belgium Capped Investable Market Index Fund (formerly known as iShares MSCI Belgium Investable Market Index Fund)
iShares MSCI Brazil Capped Index Fund (formerly known as iShares MSCI Brazil Index Fund)
iShares MSCI BRIC Index Fund
iShares MSCI Canada Index Fund

iShares MSCI Chile Capped Investable Market Index Fund (formerly known as iShares MSCI Chile Investable Market Index Fund)

iShares MSCI Colombia Capped ETF

iShares MSCI Emerging Markets Asia Index Fund

iShares MSCI Emerging Markets Consumer Discretionary Sector Index Fund

iShares MSCI Emerging Markets Eastern Europe Index Fund

iShares MSCI Emerging Markets EMEA Index Fund

iShares MSCI Emerging Markets Energy Sector Capped Index Fund

iShares MSCI Emerging Markets Growth Index Fund

iShares MSCI Emerging Markets Index Fund

iShares MSCI Emerging Markets Minimum Volatility Index Fund
iShares MSCI Emerging Markets Small Cap Index Fund iShares MSCI Emerging Markets Value Index Fund
iShares MSCI EMU Index Fund iShares MSCI France Index Fund iShares MSCI Frontier 100 ETF (formerly known as iShares MSCI Frontier 100 Index Fund)
iShares MSCI Germany Index Fund iShares MSCI Global Agriculture Producers Fund iShares MSCI Global Energy Producers Fund iShares MSCI Global Gold Miners Fund

iShares MSCI Global Select Metals & Mining Producers Fund iShares MSCI Global Silver Miners Fund
iShares MSCI Hong Kong Index Fund
iShares MSCI Israel Capped Investable Market Index Fund
iShares MSCI Italy Capped Index Fund (formerly known as iShares MSCI Italy Index Fund)
iShares MSCI Japan Index Fund
iShares MSCI Japan Small Cap Index Fund
iShares MSCI Malaysia Index Fund
iShares MSCI Mexico Capped Investable Market Index Fund (formerly known as iShares MSCI Mexico Investable Market Index Fund)
iShares MSCI Netherlands Investable Market Index Fund
iShares MSCI Pacific ex-Japan Index Fund
iShares MSCI Singapore Index Fund
iShares MSCI South Africa Index Fund
iShares MSCI South Korea Capped Index Fund (formerly known as iShares MSCI South Korea Index Fund)
iShares MSCI Spain Capped Index Fund (formerly known as iShares MSCI Spain Index Fund)
iShares MSCI Sweden Index Fund
iShares MSCI Switzerland Capped Index Fund (formerly known as iShares MSCI Switzerland Index Fund)
iShares MSCI Taiwan Index Fund
iShares MSCI Thailand Capped Investable Market Index Fund (formerly known as iShares MSCI Thailand Investable Market Index Fund)
iShares MSCI Turkey Investable Market Index Fund
iShares MSCI United Kingdom Index Fund
iShares MSCI USA Index Fund iShares MSCI World Index Fund

iShares Trust

iShares 1-3 Year Credit Bond ETF (formerly known as iShares Barclays 1-3 Year Credit Bond Fund)
iShares 1-3 Year Treasury Bond ETF (formerly known as iShares Barclays 1-3 Year Treasury Bond Fund)
iShares 3-7 Year Treasury Bond ETF (formerly known as iShares Barclays 3-7 Year Treasury Bond Fund)
iShares 7-10 Year Treasury Bond ETF (formerly known as iShares Barclays 7-10 Year Treasury Bond Fund)
iShares 10+ Year Credit Bond ETF (formerly known as iShares 10+ Year Credit Bond Fund)
iShares 10-20 Year Treasury Bond ETF (formerly known as iShares Barclays 10-20 Year Treasury Bond Fund)
iShares 20+ Year Treasury Bond ETF (formerly known as iShares Barclays 20+ Year Treasury Bond Fund)

iShares 2013 S&P AMT-Free Municipal Series
iShares 2014 S&P AMT-Free Municipal Series
iShares 2015 S&P AMT-Free Municipal Series
iShares 2016 S&P AMT-Free Municipal Series
iShares 2017 S&P AMT-Free Municipal Series
iShares 2018 S&P AMT-Free Municipal Series
iShares 2019 S&P AMT-Free Municipal Series

iShares 2016 Investment Grade Corporate Bond ETF
iShares 2018 Investment Grade Corporate Bond ETF
iShares 2020 Investment Grade Corporate Bond ETF
iShares 2023 Investment Grade Corporate Bond ETF

iShares Aaa – A Rated Corporate Bond Fund

iShares Agency Bond ETF (formerly known as iShares Barclays Agency Bond Fund)

iShares B – Ca Rated Corporate Bond Fund
iShares Baa – Ba Rated Corporate Bond Fund

iShares Barclays 0-5 Year TIPS Bond Fund
iShares Barclays CMBS Bond Fund
iShares Barclays GNMA Bond Fund
iShares Barclays TIPS Bond Fund
iShares Barclays U.S. Treasury Bond Fund

iShares California AMT-Free Muni Bond ETF (formerly known as iShares S&P California AMT-Free Municipal Bond Fund)

iShares Cohen & Steers Realty Majors Index Fund

iShares Core Long-Term U.S. Bond ETF (formerly known as iShares 10+ Year Government/Credit Bond Fund)
iShares Core MSCI EAFE ETF
iShares Core MSCI Total International Stock ETF
iShares Core S&P 500 ETF (formerly known as iShares S&P 500 Index Fund)
iShares Core S&P Mid-Cap ETF (formerly known as iShares S&P MidCap 400 Index Fund)
iShares Core S&P Small-Cap ETF (formerly known as iShares S&P SmallCap 600 Index Fund)
iShares Core S&P Total U.S. Stock Market ETF (formerly known as iShares S&P 1500 Index Fund)
iShares Core Short-Term U.S. Bond ETF

iShares Core Total U.S. Bond Market ETF (formerly known as iShares Barclays Aggregate Bond Fund)

iShares Credit Bond ETF (formerly known as iShares Barclays Credit Bond Fund)

iShares Dow Jones International Select Dividend Index Fund
iShares Dow Jones Select Dividend Index Fund
iShares Dow Jones Transportation Average Index Fund
iShares Dow Jones U.S. Aerospace & Defense Index Fund
iShares Dow Jones U.S. Basic Materials Sector Index Fund
iShares Dow Jones U.S. Broker-Dealers Index Fund
iShares Dow Jones U.S. Consumer Goods Sector Index Fund
iShares Dow Jones U.S. Consumer Services Sector Index Fund
iShares Dow Jones U.S. Energy Sector Index Fund
iShares Dow Jones U.S. Financial Sector Index Fund
iShares Dow Jones U.S. Financial Services Index Fund
iShares Dow Jones U.S. Healthcare Providers Index Fund
iShares Dow Jones U.S. Healthcare Sector Index Fund
iShares Dow Jones U.S. Home Construction Index Fund
iShares Dow Jones U.S. Index Fund
iShares Dow Jones U.S. Industrial Sector Index Fund
iShares Dow Jones U.S. Insurance Index Fund
iShares Dow Jones U.S. Medical Devices Index Fund
iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund
iShares Dow Jones U.S. Oil Equipment & Services Index Fund
iShares Dow Jones U.S. Pharmaceuticals Index Fund
iShares Dow Jones U.S. Real Estate Index Fund
iShares Dow Jones U.S. Regional Banks Index Fund
iShares Dow Jones U.S. Technology Sector Index Fund
iShares Dow Jones U.S. Telecommunications Sector Index Fund
iShares Dow Jones U.S. Utilities Sector Index Fund

iShares Financials Sector Bond Fund
iShares Floating Rate Note Fund

iShares FTSE China 25 Index Fund
iShares FTSE China (HK Listed) Index Fund
iShares FTSE Developed Small Cap ex-North America Index Fund
iShares FTSE EPRA/NAREIT Developed Asia Index Fund
iShares FTSE EPRA/NAREIT Developed Europe Index Fund
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund

iShares FTSE EPRA/NAREIT North America Index Fund
iShares FTSE NAREIT Industrial/Office Capped Index Fund
iShares FTSE NAREIT Mortgage Plus Capped Index Fund
iShares FTSE NAREIT Real Estate 50 Index Fund
iShares FTSE NAREIT Residential Plus Capped Index Fund
iShares FTSE NAREIT Retail Capped Index Fund

iShares Global Inflation-Linked Bond Fund

iShares Government/Credit Bond ETF (formerly known as iShares Barclays Government/Credit Bond Fund)

iShares High Dividend Equity Fund
iShares Human Rights Index Fund

iShares iBoxx $ High Yield Corporate Bond ETF (formerly known as iShares iBoxx $ High Yield Corporate Bond Fund)
iShares iBoxx $ Investment Grade Corporate Bond ETF (formerly known as iShares iBoxx $ Investment Grade Corporate Bond Fund)

iShares India 50 ETF (formerly known as iShares S&P India Nifty 50 Index Fund)

iShares Industrials Sector Bond Fund

iShares Intermediate Credit Bond ETF (formerly known as iShares Barclays Intermediate Credit Bond Fund)
iShares Intermediate Government/Credit Bond ETF (formerly known as iShares Barclays Intermediate Government/Credit Bond Fund)

iShares International Inflation-Linked Bond Fund

iShares J.P. Morgan USD Emerging Markets Bond Fund

iShares MBS ETF (formerly known as iShares Barclays MBS Bond Fund)

iShares Morningstar Large Core Index Fund
iShares Morningstar Large Growth Index Fund
iShares Morningstar Large Value Index Fund
iShares Morningstar Mid Core Index Fund
iShares Morningstar Mid Growth Index Fund
iShares Morningstar Mid Value Index Fund iShares Morningstar Multi-Asset Income Index Fund
iShares Morningstar Small Core Index Fund
iShares Morningstar Small Growth Index Fund
iShares Morningstar Small Value Index Fund

iShares MSCI ACWI ex US Consumer Discretionary Sector Index Fund
iShares MSCI ACWI ex US Consumer Staples Sector Index Fund
iShares MSCI ACWI ex US Energy Sector Index Fund
iShares MSCI ACWI ex US Financials Sector Index Fund
iShares MSCI ACWI ex US Health Care Sector Index Fund
iShares MSCI ACWI ex US Index Fund
iShares MSCI ACWI ex US Industrials Sector Index Fund
iShares MSCI ACWI ex US Information Technology Sector Index Fund
iShares MSCI ACWI ex US Materials Sector Index Fund
iShares MSCI ACWI ex US Telecommunication Services Sector Index Fund
iShares MSCI ACWI ex US Utilities Sector Index Fund
iShares MSCI ACWI Index Fund
iShares MSCI All Country Asia ex Japan Index Fund iShares MSCI All Country Asia ex Japan Small Cap Index Fund iShares MSCI All Country Asia Information Technology Index Fund
iShares MSCI All Peru Capped Index Fund iShares MSCI Australia Small Cap Index Fund
iShares MSCI Brazil Small Cap Index Fund iShares MSCI Canada Small Cap Index Fund
iShares MSCI China Index Fund
iShares MSCI China Small Cap Index Fund iShares MSCI Denmark Capped Investable Market Index Fund
iShares MSCI EAFE Growth Index Fund
iShares MSCI EAFE Index Fund
iShares MSCI EAFE Minimum Volatility Index Fund
iShares MSCI EAFE Small Cap Index Fund
iShares MSCI EAFE Value Index Fund
iShares MSCI Emerging Markets Financials Sector Index Fund iShares MSCI Emerging Markets Latin America Index Fund
iShares MSCI Emerging Markets Materials Sector Index Fund
iShares MSCI Europe Financials Sector Index Fund

iShares MSCI Far East Financials Sector Index Fund

iShares MSCI Finland Capped Investable Market Index Fund

iShares MSCI Germany Small Cap Index Fund

iShares MSCI Hong Kong Small Cap Index Fund

iShares MSCI India Index Fund

iShares MSCI India Small Cap Index Fund

iShares MSCI Indonesia Investable Market Index Fund
iShares MSCI Ireland Capped Investable Market Index Fund
iShares MSCI KLD 400 Social Index Fund
iShares MSCI Kokusai ETF (formerly known as iShares MSCI Kokusai Index Fund)
iShares MSCI New Zealand Capped Investable Market Index Fund (formerly known as iShares MSCI New Zealand Investable Market Index Fund)

iShares MSCI Norway Capped Investable Market Index Fund
iShares MSCI Philippines Investable Market Index Fund

iShares MSCI Poland Capped Investable Market Index Fund (formerly known as iShares MSCI Poland Investable Market Index Fund)

iShares MSCI Singapore Small Cap Index Fund

iShares MSCI South Korea Small Cap Index Fund

iShares MSCI Taiwan Small Cap Index Fund

iShares MSCI United Kingdom Small Cap Index Fund

iShares MSCI USA ESG Select Social Index Fund
iShares MSCI USA Minimum Volatility Index Fund
iShares MSCI USA Momentum Factor ETF
iShares MSCI USA Size Factor ETF
iShares MSCI USA Value Factor ETF

iShares Nasdaq Biotechnology Index Fund

iShares National AMT-Free Muni Bond ETF (formerly known as iShares S&P National AMT-Free Municipal Bond Fund)
iShares New York AMT-Free Muni Bond ETF (formerly known as iShares S&P New York AMT-Free Municipal Bond Fund)

iShares NYSE 100 Index Fund
iShares NYSE Composite Index Fund

iShares PHLX SOX Semiconductor Sector Index Fund

iShares Russell 1000 Growth Index Fund
iShares Russell 1000 Index Fund
iShares Russell 1000 Value Index Fund
iShares Russell 2000 Growth Index Fund
iShares Russell 2000 Index Fund
iShares Russell 2000 Value Index Fund
iShares Russell 3000 Growth Index Fund
iShares Russell 3000 Index Fund
iShares Russell 3000 Value Index Fund
iShares Russell Microcap Index Fund
iShares Russell Midcap Growth Index Fund
iShares Russell Midcap Index Fund
iShares Russell Midcap Value Index Fund
iShares Russell Top 200 Growth Index Fund
iShares Russell Top 200 Index Fund
iShares Russell Top 200 Value Index Fund

iShares S&P 100 Index Fund
iShares S&P 500 Growth Index Fund
iShares S&P 500 Value Index Fund

iShares S&P Aggressive Allocation Fund
iShares S&P Asia 50 Index Fund
iShares S&P/Citigroup 1-3 Year International Treasury Bond Fund
iShares S&P/Citigroup International Treasury Bond Fund
iShares S&P Conservative Allocation Fund
iShares S&P Developed ex-U.S. Property Index Fund
iShares S&P Emerging Markets Infrastructure Index Fund
iShares S&P Europe 350 Index Fund
iShares S&P Global 100 Index Fund
iShares S&P Global Clean Energy Index Fund
iShares S&P Global Consumer Discretionary Sector Index Fund
iShares S&P Global Consumer Staples Sector Index Fund
iShares S&P Global Energy Sector Index Fund
iShares S&P Global Financials Sector Index Fund
iShares S&P Global Healthcare Sector Index Fund
iShares S&P Global Industrials Sector Index Fund
iShares S&P Global Infrastructure Index Fund
iShares S&P Global Materials Sector Index Fund
iShares S&P Global Nuclear Energy Index Fund
iShares S&P Global Technology Sector Index Fund
iShares S&P Global Telecommunications Sector Index Fund
iShares S&P Global Timber & Forestry Index Fund
iShares S&P Global Utilities Sector Index Fund
iShares S&P Growth Allocation Fund
iShares S&P International Preferred Stock Index Fund
iShares S&P Latin America 40 Index Fund
iShares S&P MidCap 400 Growth Index Fund
iShares S&P MidCap 400 Value Index Fund
iShares S&P Moderate Allocation Fund
iShares S&P North American Natural Resources Sector Index Fund
iShares S&P North American Technology Sector Index Fund
iShares S&P North American Technology-Multimedia Networking Index Fund
iShares S&P North American Technology-Software Index Fund
iShares S&P SmallCap 600 Growth Index Fund
iShares S&P SmallCap 600 Value Index Fund
iShares S&P Target Date Retirement Income Index Fund
iShares S&P Target Date 2010 Index Fund
iShares S&P Target Date 2015 Index Fund
iShares S&P Target Date 2020 Index Fund
iShares S&P Target Date 2025 Index Fund
iShares S&P Target Date 2030 Index Fund
iShares S&P Target Date 2035 Index Fund
iShares S&P Target Date 2040 Index Fund
iShares S&P Target Date 2045 Index Fund
iShares S&P Target Date 2050 Index Fund

iShares S&P/TOPIX 150 Index Fund
iShares S&P U.S. Preferred Stock Index Fund

iShares Short-Term National AMT-Free Muni Bond ETF (formerly known as iShares S&P Short Term National AMT-Free Municipal Bond Fund)
iShares Short Treasury Bond ETF (formerly known as iShares Barclays Short Treasury Bond Fund)

iShares Utilities Sector Bond Fund

iSharesBond 2016 Corporate Term ETF iSharesBond 2018 Corporate Term ETF iSharesBond 2020 Corporate Term ETF iSharesBond 2023 Corporate Term ETF

iShares MSCI Russia Capped Index Fund, Inc.

iShares MSCI Russia Capped Index Fund

iShares U.S. ETF Trust

iShares Enhanced U.S. Large-Cap ETF
iShares Enhanced U.S. Small-Cap ETF
iShares Short Maturity Bond Fund

Approved by the Board of Trustees of iShares Trust on June 10-11, 2013, by the Board of Directors of iShares, Inc. on March 21-22, 2013, by the Board of Trustees of iShares U.S. ETF Trust on December 6-7, 2012, and by the Board of Directors of iShares MSCI Russia Capped Index Fund, Inc. on September 6-7, 2012.